STI CLASSIC FUNDS

                          International Equity Fund
                      International Equity Index Fund

                   Supplement dated July 16, 2003 to the
              Equity Funds - Trust Shares Prospectus, and the
                    Equity Funds - Flex and Investor
                   Shares Prospectus, dated October 1,
                   2002, and any supplements thereto


THIS SUPPLEMENT PROVIDES IMPORTANT INFORMATION ABOUT A NEW REDEMPTION FEE FOR THE INTERNATIONAL EQUITY FUND AND THE INTERNATIONAL EQUITY INDEX FUND EFFECTIVE SEPTEMBER 1, 2003. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


         Effective September 1, 2003, the International Equity Fund and the International Equity Index Fund will charge a 2% redemption fee on shares redeemed or exchanged within two months of purchase. Shares held for two months or more are not subject to the redemption fee. This policy applies only to shares purchased on or after September 1, 2003, and replaces the market timer policy for the International Equity Fund and the International Equity Index Fund.

         The purpose of this new policy is to protect long-term investors in the Funds from increased transaction costs caused by short term investors who frequently trade in and out of the Funds in order to profit from substantial price fluctuations that may occur. The redemption fee insures that short term investors pay their proportionate share of transaction costs, therefore, long term investors are not disadvantaged from the activities of short term investors.

         Shares you have held the longest will always be redeemed first. If you transfer your shares to a different account registration, the shares will retain their original purchase date for redemption fee purposes. If you transfer less than 100% of your account balance, we will carry over the redemption fee status of your shares on a proportionate basis. Waiver of the redemption fee may be granted at the discretion of the Funds. Each Fund reserves the right to modify its redemption fee policies at any time without advance notice to shareholders.






                  PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 STI-SU-032-0100